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                                                                     EXHIBIT 5.1


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the use in Amendment No. 1 to Registration Statement No. 333-44620 on Form S-6 of our report dated December 12, 2000 relating to the statement of condition of Defined Asset Funds Municipal Defined Fund Series 16, and to the reference to us under the heading "How the Fund Works--Auditors" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
New York, NY
December 12, 2000